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                                                                  EXHIBIT 10-6-3

STOCK OPTION UNDER THE
EXELON CORPORATION LONG-TERM INCENTIVE PLAN
(as amended and restated effective January 28, 2002)

GRANT INSTRUMENT

Pursuant to Section 5 of the Exelon Corporation Long-Term Incentive Plan, as amended and restated effective January 28, 2002 (the "Plan"), the Compensation Committee of the Board of Directors has granted an option (the "Option") to purchase the number of shares of common stock, without par value, of Exelon Corporation ("Common Stock") as set forth below, subject to the terms and conditions listed below, and such other terms and conditions contained in the Plan.

Optionee:

Option Number :

Number of Shares Subject to Option:

Grant Date:                                     January 28, 2002

Expiration Date:                                11:59 p.m. (CST) on January 27, 2012

Exercise Price (per share):                     $46.92

When Exercisable:                               Except as otherwise provided in Section 5(e) of the Plan
                                                and subject to the other terms and conditions of the
                                                Plan, this Option shall become exercisable on or after
                                                the dates set forth below (if the Grantee is employed by
                                                the Company on such dates) with respect to the indicated
                                                number of shares of Common Stock originally subject to
                                                this Option:

                                                      NUMBER OF SHARES FOR
                                                         WHICH OPTION
                                 Vesting Date(s):       IS EXERCISABLE
                                 ----------------       --------------
                                January 28, 2003
                                January 28, 2004
                                January 28, 2005

This Option is at all times subject to the terms and conditions set forth in the Plan and as may be specified by the Compensation Committee of the Board of Directors from time to time.